Exhibit 99.2

Teleconference Transcript
China TransInfo Technology Corp
Fleet Management Business
April 23rd, 2010

Operator:

Good day, ladies and gentlemen. Welcome to the China TransInfo Technology Corp. special conference call. My name is Crystal and I will be your conference operator for today. At this time, all participants are in a listen-only mode, and later we will conduct a question and answer session. As a reminder, this conference call is being recorded for replay purposes.

I would now like to turn the conference over to your host for today’s call, Athan Dounis. Please, proceed.

Athan Dounis:

Good morning, ladies and gentlemen, and good evening to those of you joining us in China. I am Athan Dounis from CCG Investor Relations. I would like to welcome all of you to China TransInfo’s special conference call. Today, we will discuss the Company’s new fleet management business, its market potential and our development plans for the future. With me today are China TransInfo’s Chief Executive Officer and Chairman, Mr. Shudong Xia, and the Company’s Chief Financial Officer, Mr. Troy Mao. Ms. Fan Zhou, IR director, is also on the call, and she will provide translation for the management team.

I would like to remind our listeners that in this call, management’s prepared remarks contain forward-looking statements, which are subject to risks and uncertainties, and management may make additional forward-looking statements in response to your questions.

Therefore, the Company claims the protection of the safe harbor for forward-looking statements that is contained in the Private Securities Litigation Reform Act of 1995. Actual results may differ from those discussed today, due to various risks, including but not limited to risks related to expansion to other tier 2 cities, capital resources to fund our land acquisition and property development, reliance on third-party contractors, the effects of currency policies and fluctuations, general economic conditions and other factors detailed from time to time in the Company’s filings with the United States Securities and Exchange Commission, and other regulatory authorities.

Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct.

In addition, any projections as to the Company’s future performance represent management’s estimates as of today, April 23rd, 2010. China TransInfo assumes no obligation to update these projections in the future, as market conditions may change.

I would now like to turn the call over to China TransInfo management.

Troy Mao, translating for Mr. Xia:

Thank you, everyone, for being on the call today. I will now provide an overview of our fleet management business.

Last week, on April 14th, the Information and Control system for major commercial vehicles, including long-haul passenger vehicles, chartered vehicles for tourists, and vehicles carrying dangerous cargo, at the World Expo in Shanghai has been officially launched, which is designed to be ultimately expanded to 31 provinces throughout China. The IC System will initially be used to provide real-time monitoring, management, and emergency response for major incoming and outgoing commercial vehicles during the World Expo in Shanghai.

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Teleconference Transcript
China TransInfo Technology Corp
Fleet Management Business
April 23rd, 2010

Starting from this system launches, China’s Ministry of Transportation, in a joint effort with the Ministry of Public Security and the State Administration of Work Safety, began a major transportation initiative that would result in real-time monitoring, management, and services of major commercial vehicles, and further expand to national logistics vehicles and fleets.

As working with the Ministry of Transportation for many years, we were able to leverage our strong relationship with the Ministry to become the only company in the transportation industry to be given the special opportunity at the World Expo. As part of the IC System for the World Expo, China TransInfo has successfully integrated existing monitoring platforms in 16 provinces to make them fully compatible with the national regulatory platform. In addition, the Company has established monitoring platforms, GPS application platforms, and management platforms for local transportation agencies in 12 provinces, including Hunan Province. Meanwhile, China TransInfo has participated in setting the national technology standard for related platforms and terminals.

Benefiting from an integrated technology platform, a data transmission system synchronized with the Ministry of Transportation, as well as clearly defined government policies, China TransInfo has used this opportunity to also provide GPS services in these 12 provinces. This is our transportation information service application kick-off in the commercial market.

We are very excited that Hunan has become the first province to use our fleet management business. China TransInfo plans to form a subsidiary in Hunan to provide end-to-end information technology, and management services for major commercial vehicles to meet their growing appetite for dynamic transportation information, as well as management functions like one-stop vehicle filling and upgrading of drivers license.

We expect to charge a monthly fee of approximately RMB 50, or approximately US$7.30 per vehicle. At the end of 2009, there were approximately 400,000 total commercial vehicles, including 20,000 major commercial vehicles in Hunan province. Although China TransInfo will initially provide services only for major commercial vehicles, the Company will gradually expand its service coverage for all commercial vehicles in Hunan.

In addition to Hunan, we plan to aggressively expand this product offering to 11 other provinces. We expect to launch our fleet management business in three to four more provinces by the end of 2010. We will ultimately expand our coverage to many other provinces by leveraging our initial experiences in these 12 provinces, which should enable us to build strong competitive advantages in terms of user groups, data gathering and economies of scale.

In addition to increasing the number of users, we will improve our services as well. On top of GPS services, we will provide value-added services and logistics information services to help users reduce transportation costs. All these services are expected to contribute to our earnings growth in the future.

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Teleconference Transcript
China TransInfo Technology Corp
Fleet Management Business
April 23rd, 2010

At the end of 2009, China had approximately 76.2 million private vehicles, of which approximately 12 million were commercial vehicles. Given the rapid growth of the nation’s logistics industry, we believe the number of commercial vehicles will maintain an annual growth rate of 15% to 20% over the next five years.

The transportation information services market targeting commercial vehicles has just emerged in China, since in the past the market lacked government support and sufficient solution providers. Officials from the Ministry of Transportation have stated that China’s transportation industry will transit from infrastructure to construction, maintenance, management and transportation. In essence, the IC System for the World Expo fills the void in the fleet management segment. With the rapid development of China’s logistics industry, we have witnessed a growing number of users with increased demand for transportation information services.

As such, we believe it is the right time for China TransInfo to launch our fleet management business. It is widely known that we have researched and developed real-time transportation information technology for more than two years. Our subsidiary Shanghai Yootu Information Technology Limited is a renowned real-time transportation data provider with market leadership in terms of data accuracy. Another subsidiary, Beijing Zhangcheng, has been committed to becoming a leading operator of transportation information services. As we have continuously improved our back-end management systems and actively developed software applications tailored to user experiences and demands, we have built a solid platform for this new business.

We believe that by providing information services for commercial vehicles, we will further improve the accuracy of our real-time traffic data, expand its coverage and complement our service information, which will ultimately enhance the competitiveness of our real-time transportation information products targeting consumers. As the consumer market becomes more sophisticated and mature, we expect to monetize our consumer business.

With that, I would like to thank all of you for your interest in and support of China TransInfo. We will now open the call to any questions you may have for us.

Sean Jackson, Avondale Partners:

Hi, thanks for taking my question. Quick question on the revenue model again, you said that you will charge US$7.30/month per vehicle. Now, is there any revenue sharing agreement with that, or is that money, will there be a report as revenue entirely for you?

Troy Mao, translating for Mr. Xia:

The total of the revenue will be reported to China TransInfo. There will not be revenue sharing plans for this new business.

Sean Jackson:

OK. What are the margins for that?

Troy Mao:

We are currently expecting operating margins for this business will be about 60%.

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Teleconference Transcript
China TransInfo Technology Corp
Fleet Management Business
April 23rd, 2010

Sean Jackson:

OK, 60%. Great. And the timing of all that, when do you anticipate to go through the 20,000 and then, at what point do you start to begin to market therefore the 400,000?

Troy Mao:

We will revert this question to our CEO.

Shudong Xia:

(Speaking in a foreign language)

Troy Mao, translating for Mr. Xia:

Well, there are government policies for a deal of approximately 200,000 vehicles need to have the equipment installed by June and July period of time. Or latest they have to get equipment installed in vehicles by next round of annual inspections, which is early next year.

Sean Jackson:

OK. So, this project really will not start for your guys until early next year? Is that right?

Troy Mao, translating for Mr. Xia::

We do not expect the products offerings and services offerings definitely start this year in Hunan province, just to mention that the latest time for about 200,000 vehicles to get the system installed completely at the latest time early next year.

Sean Jackson:

OK. So, there will be some revenue recognition this year, correct?

Troy Mao, translating for Mr. Xia:

That is correct.

Sean Jackson:

OK. Now, was this included? Did you assume you would get this when you announced your guidance earlier in the year?

Troy Mao, translating for Mr. Xia:

No, when we announced the guidance early this year, we did not include the revenue contribution from this business. We believe this is the first province we started such business; definitely there will be some period of time for this whole system get ready to run. So, definitely we want to be conservative on that.

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Teleconference Transcript
China TransInfo Technology Corp
Fleet Management Business
April 23rd, 2010

Sean Jackson:

OK. Remind me again, is this a kind of a government initiative? Is it kind of mandate, or is it something that is voluntary, or the Government has a goal in mind in putting the monitoring equipment on all the vehicles?

Troy Mao, translating for Mr. Xia:

It is kind of a Governmental mandatory policy here in China, but the first one of the mandatory policies are mainly towards major vehicles we were referring to, basically 20,000 vehicles in Hunan province. But we definitely expect that trend from Government policies will be towards other commercial vehicles in China.

Sean Jackson:

OK. And also lastly, are you guys the only provider for this right now?

Troy Mao, translating for Mr. Xia:

We will not be the monopoly player, but we are confident we will be the largest player.

Shudong Xia:

(Speaking in a foreign language)

Troy Mao, translating for Mr. Xia:

For now we are the only player in this market.

Sean Jackson:

OK.

Shudong Xia:

(Speaking in a foreign language)

Troy Mao, translating for Mr. Xia:

Because we know the technology standard.

Sean Jackson:

All right, OK. Thank you.

Kun Tao, Roth Capital Partner:

My first question is how much is the CAPEX? In my understanding you installed GPS to vehicles, so how much is the CAPEX and who is responsible for the expenses?

(Speaking in a foreign language)

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Teleconference Transcript
China TransInfo Technology Corp
Fleet Management Business
April 23rd, 2010

Troy Mao, translating for Mr. Xia:

Based on governmental requirement, the GPS installation cost will be around US$200 to US$350. The commercial vehicle companies will bear the cost.

Kun Tao:

OK. And my second question is the Hunan you mentioned targeting at three to four provinces? And what size of those provinces in terms of major commercial vehicles and also commercial vehicles?

(Speaking in a foreign language)

Troy Mao, translating for Mr. Xia:

There will be more than 100K major commercial vehicles and about 1 million commercial vehicles in these three or four provinces at least, at the first stage, under this new initiative.

Kun Tao:

Should be 1 million, right?

Troy Mao, translating for Mr. Xia:

Over 1 million.

Kun Tao:

Mr. Xia said 1 million. So, what is your expectation in terms of installation or how many vehicles you can charge RMB 50, let us say, in the first stage when you finished the installation?

(Speaking in a foreign language)

Fan Zhou:

In 2010 we target a market 200,000 units that we are confident to be able to achieve 100,000 to 200,000 vehicles.

Troy Mao, translating for Mr. Xia:

The thing is the automotive market, realistically speaking, is 2 million vehicles.

Kun Tao:

OK. My next question is would you install the central management platform for the provinces at the province level, do you charge local province or local governments on those platforms?

(Speaking in a foreign language)

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Teleconference Transcript
China TransInfo Technology Corp
Fleet Management Business
April 23rd, 2010

Troy Mao, translating for Mr. Xia:

Yes, we will charge a reasonable amount of fees for initial systems that are at each province levels, based on Governmental policies this time.

Kun Tao:

So, how much you charge for province, let us say, for the first 12 provinces you installed?

(Speaking in a foreign language)

Troy Mao, translating for Mr. Xia::

Each year there will be RMB 200,000 to RMB 300,000 service fees paid by the provincial government for our services at a central level.

Kun Tao:

OK. For the RMB 50 per vehicle per month, how long you can charge those vehicles? What is the term of the contract? Is there any term?

(Speaking in a foreign language)

Troy Mao, translating for Mr. Xia:

The monthly charge of RMB 50 will be long term. It is going to be the minimum fee we will charge for vehicles. If at a later stage we add more value-added functions, we will be able to charge more fees.

Kun Tao:

OK. My last question regarding your, Sean just mentioned the revenues. But in terms of subsidiary level, do you set up the subsidiary with local governments or are you 100% the owner of this subsidiary?

(Speaking in a foreign language)

Troy Mao, translating for Mr. Xia:

It depends on each of the provinces’ different scenarios. We may form a subsidiary with the local government, provincial government in one province, but for other cases we may just operate by ourselves.

James Friedman, Susquehanna:

Yes, good evening and thank you for taking my question.

Troy Mao:

Good evening, James.

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Teleconference Transcript
China TransInfo Technology Corp
Fleet Management Business
April 23rd, 2010

James Friedman:

I wanted to ask, how would you characterize the margin profile of this initiative? Is it higher, the same, or lower than your current margin profile?

Troy Mao:

It is definitely higher than our current business operation. This is going to be the recurring revenue model. As we mentioned earlier, we expect operating margins for this business will be around 60%.

James Friedman:

OK, I apologize if I missed that. And then, did you disclose the revenue associated with the specific Shanghai project, or is it not that material?

Troy Mao, translating for Mr. Xia:

It is not that material USD wise, but it is very important for this new business to get a kick-off.

James Friedman:

OK. Thank you for taking my questions.

Bin Yang, Pinnacle Fund:

(Speaking in foreign language)

Troy Mao:

We cannot hear you very clearly.

Bin Yang:

(Speaking in foreign language)

Troy Mao:

It is still the same —

Bin Yang:

You know, that is fine. You cannot hear me, that is fine. I will just be offline.

Jie Liu, Auriga USA:

(Speaking in foreign language)

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Teleconference Transcript
China TransInfo Technology Corp
Fleet Management Business
April 23rd, 2010

Athan Dounis:

Can we have the question translated into English, please?

Jie Liu:

Sure. I will translate myself. My question was: when does the Company expect to reach the 2 million vehicles target?

Shudong Xia:

(Speaking in foreign language)

Jie Liu:

So, you think you can — (speaking in a foreign language)

Athan Dounis:

Excuse me, can we have the questions and the answers, please translated into English for the benefit of everyone else on the call?

Troy Mao:

Sure.

Shudong Xia:

(Speaking in foreign language)

Jie Liu:

OK, Troy. I will let you translate and then have a quick follow-up.

Troy Mao, translating for Mr. Xia:

Sure. The real numbers running on this business will depend on the executions. The installation process needs some adjustments, we are optimistic by assuming 2 million vehicles numbers. It might be achieved in the next year, or maybe it is one more year later, but we are definitely confident we will be able to at least secure signing those customers. But this does not mean we will immediately get revenue contributions from this customer base.

As mentioned earlier, there is definitely some time gap for executions and solutions to get the system works.

Jie Liu:

OK. My quick follow-up is who makes those GPS devices for you guys?

(Speaking in foreign language)

Shudong Xia:

(Speaking in foreign language)

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Teleconference Transcript
China TransInfo Technology Corp
Fleet Management Business
April 23rd, 2010

Troy Mao, translating for Mr. Xia:

Regarding the GPS devices that will be installed in commercial vehicles, first of all we will definitely meet the national standards, which will be connected to the North Star Satellite operated by Chinese Government. Second, we will be the technology standard maker in this regard.

So, once we make such technology standard, we will engage third-party GPS manufacturers to manufacture the GPS for us. We will also be able to charge technology design fees to GPS manufacturers.

Jie Liu:

OK. Thank you, guys.

Albert Jones, Jones Capital Management:

First, I would like to thank management for holding this call. My question regarding the fleet management service is: do you hold any patents that might fall under the national technology standard?

Troy Mao, translating for Mr. Xia:

We will work the Government on the technology standard in this initiative, so there will not be any intellectual property issues. Once we get the technology standard set up with the Chinese Government, we will definitely apply for patent for this service.

Albert Jones:

OK. Can you put some color on the CAPEX that might be spent on rolling out these services? Are we looking at something that is pretty minor? And can any of these services be piggybacked on existing equipments?

Troy Mao:

The CAPEX in the management will be very small, because we only need to set our data center, at each provincial levels, basically the servers and the computers to manage the central systems, because the main CAPEX, which are GPS systems installed in vehicles will be beard by commercial vehicle companies.

Albert Jones:

Just one more quick question. Can you give us an idea on one or two of the most beneficial services that the people utilizing this service will be able to garner some payback for themselves with your systems, for monitoring their vehicles? What would be the reason for them doing that? Can you give us some ideas about that?

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Teleconference Transcript
China TransInfo Technology Corp
Fleet Management Business
April 23rd, 2010

Troy Mao, translating for Mr. Xia:

First of all, this is a Government mandatory policy towards major commercial vehicles in the first place. This is kind of a Government policy related activities on this segment. It might be different from commercial scenarios in other countries.

And second, we are definitely confident this system will bring numerous benefits for commercial vehicle companies in terms of management, information, securities for them to improve efficiencies. And also we believe the pricing offered by us is quite competitive in the market.

Kenneth Moss, Moss Money:

Thank you for taking this call. What is the Government mandate regarding the timing on the additional provinces? When you spoke of reaching 2 million people in, let us say, one or two years, is this a federal Government mandatory that everybody do this by ex-state, or is that still to be named what the ex-state is? Thank you.

Troy Mao, translating for Mr. Xia:

Once the policies are issued at each of the provincial and local levels, we expect the mandatory installations will be a half-year period. For the vehicles, not to get the installation done within this time period, you will get some license disapproved by the local government.

Kenneth Moss:

So, the additional three or four provinces that you are initially going into, have they already passed mandatory installation dates?

Troy Mao, translating for Mr. Xia:

The policies for the other three or four provinces have been very clear implied by the local governments. We will work with provincial local governments in terms of issuing the new policies and standards.

Kenneth Moss:

Thank you.

Athan Dounis:

Thank you, everyone, for joining us for today’s conference call. If you have additional questions, please contact CCG Investor Relations or the Company directly. Thank you again.

Troy Mao:

Thank you.

Fan Zhou:

Thank you.

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Teleconference Transcript
China TransInfo Technology Corp
Fleet Management Business
April 23rd, 2010

Operator:

This concludes today’s China TransInfo Technology Corp. special conference call. You may now disconnect.

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